SUBSCRIPTION AGREEMENT

This SUBSCRIPTION AGREEMENT (“Subscription Agreement”) is made and entered into on December 18, 2014, between ParkerVision, Inc., a Florida corporation (“Company”) and 1624 PV LLC, a Delaware limited liability company (“Investor”).

The Company and Investor hereby agree as follows:

1. Subscription for Warrants. Investor hereby subscribes for and agrees to purchase from the Company warrants (each a “Warrant”) to purchase up to an aggregate of 5,652,174 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), for a purchase price of $1,300,000 (“Purchase Price”).  At the Closing (defined below), the Company will issue to Investor three Warrants, each exercisable for up to 1,884,058 shares of Common Stock with an exercise price per share of $1.50, $2.50 and $3.50, respectively, under the terms and conditions set forth in the form of Warrant attached as Exhibit A hereto.

2. Closing.    The closing of the purchase of the Warrants (the “Closing”) will occur on such date as shall be mutually agreed to by the Company and Investor, but in no event later than January 15, 2015.  At the Closing, Investor shall tender the full Purchase Price by wire transfer to the Company in accordance with instructions provided to Investor by the Company prior to the Closing and the Company shall deliver Warrant certificates to Investor.

3. Registration of Warrant Shares. The Company will use commercially reasonable efforts to: (a) file with the Securities and Exchange Commission (“Commission”) on or before the 60th day after Closing, a  registration statement covering the resale of all of the shares of Common Stock issuable upon exercise of the Warrants (“Warrant Shares”),  for an offering to be made on a continuous basis pursuant to Rule 415 promulgated by the Commission under the Securities Act of 1933, as amended (the “Securities Act”); (b) timely respond to the comments of the Commission to such registration statement; and (c) have such registration statement declared effective by the Commission as soon as practicable thereafter. The registration statement will be on Form S-3 (except if the Company is not then eligible to register for resale the Warrant Shares on Form S-3, in which case such registration shall be on another appropriate form). Investor shall timely provide the Company with any information regarding Investor and its affiliates that is required for the registration statement or as otherwise reasonably requested by the Company to meet its obligations under this Section 3 (“Investor Information”).

4. Investor Representations and Warranties. Investor represents and warrants to the Company as follows:

4.1 Accredited Investor.  Investor is an “accredited investor” as defined in Section 2(15) of the Securities Act, and Rule 501 promulgated thereunder. Investor understands that the Warrants are being issued to Investor without registration under the Securities Act in reliance upon the exemptions contained in Regulation D promulgated under the Securities Act (“Regulation D”) and applicable state securities laws.

4.2 Obligations of the Company and the Investor.   The Company has no obligation to Investor with respect to the sale and purchase of the Warrants other than as set forth in this Subscription Agreement. Investor is aware that, except for any rescission rights that may be provided under applicable laws, Investor is not entitled to cancel, terminate or revoke this Subscription Agreement.  In order to induce the Company to issue and sell the Warrants to Investor,  Investor represents and warrants that the information relating to Investor stated herein is true and complete as of the date hereof and will be true and complete as of the date of the Closing.

4.3 Information About the Company.    Investor has been given reasonable opportunity to meet with officers of the Company for the purpose of asking reasonable questions of such officers concerning the terms and conditions of the sale and issuance of the Warrants and the business and operations of the Company (including the risks faced by the Company in its business and risks related to Investor’s investment in the Company) and all such questions have been answered to Investor’s full satisfaction. Investor has also been given an opportunity to obtain any additional relevant information to the extent reasonably available to the Company. Investor has received all information regarding the Company that Investor has reasonably requested. Investor has read and reviewed the Company’s Annual Report on Form 10-K for the year ended December 31, 2013 and the Company’s Quarterly Reports for its 2014 fiscal quarters.  Investor understands that there is no assurance as to the future performance of the Company.

4.4 No assurances; No General Solicitation.  Investor has received no representation or warranty from the Company or any of its officers, directors, employees or agents in respect of Investor’s investment in the Company. Investor is  not purchasing the Warrants as a result of or subsequent to: (a) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet; or (b) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

4.5 Speculative Investment.  Investor is aware that its purchase of Warrants is a speculative investment. Investor acknowledges that Investor can lose the entire amount of its investment in the Company.  Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Warrants and has obtained, in its judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. Investor has not utilized any person as a  purchaser representative (as defined in Regulation D) in connection with evaluating such merits and risks and has relied solely upon its own investigation in making a decision to invest in the Company. Investor has been urged to seek independent advice from its professional advisors relating to the suitability of an investment in the Company in view of its overall financial needs and with respect to the legal and tax implications of such investment. Investor believes that the investment in the Company represented by its purchase of the Warrants is suitable for Investor based upon its investment objectives and financial needs, and Investor has adequate means for providing for its current financial needs and contingencies and has no need for liquidity with respect to its investment in the Company.

4.6 Authority.   Investor has all necessary power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby. All action necessary to be taken by Investor to authorize the execution, delivery and performance of this Subscription Agreement has been duly and validly taken and this Subscription Agreement has been duly executed and delivered by Investor. Subject to the terms and conditions of this Subscription Agreement, this Subscription Agreement constitutes the valid and binding obligation of Investor, enforceable in accordance with its terms, except as enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (b) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Subscription Agreement.

4.7 Restrictions on Transfer.  Investor understands that (a) the Warrants have not been registered under the Securities Act or the securities laws of any state in reliance on specific exemptions from registration and (b) the Warrants and the Warrant Shares cannot be resold, pledged, assigned or otherwise disposed of unless they are registered under the Securities Act and under applicable securities laws of certain states, or an exemption from such registration is available. In addition, Investor understands that the Company is relying on Investor’s representations and agreements for the purpose of determining whether the sale and purchase of the Warrants meets the requirements of registration exemptions afforded by the Securities Act and certain state securities laws.

4.8 Investment Representation.  Investor is acquiring the Warrants for its own account for investment and not with a view to, or for sale in connection with, any subsequent distribution of the securities, nor with any present intention of selling or otherwise disposing of all or any part of the Warrants in violation of the federal securities laws.

5. Company Representations and Warranties.  The Company hereby represents and warrants to the Investor that the Company has all necessary corporate power and authority to enter into this Subscription Agreement and to consummate the transactions contemplated hereby.  All corporate action necessary to be taken by the Company to authorize the execution, delivery and performance of this Subscription Agreement and all other agreements and instruments delivered by the Company in connection with the transactions contemplated hereby has been duly and validly taken and this Subscription Agreement has been duly executed and delivered by the Company. Subject to the terms and conditions of this Subscription Agreement, this Subscription Agreement constitutes the valid and binding obligation of the Company, enforceable in accordance with its terms, except as enforceability may be limited by (a) applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer or similar laws of general application now or hereafter in effect affecting the rights and remedies of creditors and by general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) and (b) the applicability of the federal and state securities laws and public policy as to the enforceability of the indemnification provisions of this Subscription Agreement.  The sale by the Company of the Warrants does not conflict with the certificate of incorporation or bylaws of the Company or any material contract by which the Company or its property is bound, or any federal or state laws or regulations or decree, ruling or judgment of any United States or state court applicable to the Company or its property. The sale of the Warrants will not trigger any pre-emptive or, to the knowledge of the Company, other rights held by any party and no governmental or regulatory consent is required for the consummation of the transactions contemplated by this Subscription Agreement.

6. Indemnification.  Investor shall indemnify and hold harmless the Company and its officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person or whether incurred by the indemnified party in any action or proceeding between the indemnitor and  indemnified party or between the indemnified party and any third party) to which any such indemnified party may become subject, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by Investor and contained herein or in the Investor Information or (b) arise out of or are based upon any breach by Investor of any representation, warranty, or agreement made by Investor contained herein.

7. Insider Trading Policy.  Investor acknowledges that Investor is an “Insider” as defined in the Company’s insider trading policy (as such policy is amended from time to time, the “ITP”) and will remain so as long as Investor is a lender to the Company or otherwise meets the definition of an Insider under the ITP. Investor will at all times comply with the requirements of the ITP.

8. Severability; Remedies.  In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement are nevertheless binding with the same effect as though the void parts were deleted.

9. Governing Law and Jurisdiction.  All questions concerning the construction, validity, enforcement and interpretation of this Subscription Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Subscription Agreement shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding.

10. Counterparts.  This Subscription Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together will constitute one and the same instrument.

11. Benefit. This Subscription Agreement is binding upon and inures to the benefit of the parties hereto and their respective heirs, executors, personal representatives, successors and assigns.

12. Notices.  All notices and other communications under this Subscription Agreement must be in writing, and are sufficiently given if delivered to the addressees in person, by overnight courier service, or, if mailed, postage prepaid, by certified mail (return receipt requested), and will be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. All communications to Investor should be sent to the address on the signature page hereto.  All communications to the Company should be sent to: ParkerVision, Inc. 7915 Baymeadows Way, Suite 400, Jacksonville, Florida 32256, Attention: Chief Financial Officer. Each party may designate another address by notice to the other party.

13. Entire Agreement.  This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  This Subscription Agreement may not be changed, waived, discharged, or terminated orally, but rather, only by a statement in writing signed by the party or parties against whom enforcement or the change, waiver, discharge or termination is sought.

14. Section Headings.  Section headings herein have been inserted for reference only and will not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

15. Survival of Representations, Warranties and Agreements.  The representations and warranties contained herein shall be true and correct at the time made and as of the Closing Date (as if made as of such date). The representations, warranties and agreements contained herein will survive the delivery of, and the payment for, the Warrants.

[SIGNATURE PAGE FOLLOWS]

Signature Page to Subscription Agreement

         1642 PV LLC

         By: _________________

              Name:

               Title:

         Date:  December 18, 2014

         Investor Address:_________________

                                   _________________

                                   _________________

         EIN: _________________

________________________________ December 18, 2014
The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms. PARKERVISION, INC. By: ____________________________________ Name: Title: Date: December 18, 2014